Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Synthesis Energy Systems, Inc. (the “Company”) for the period ended September 30, 2010 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Kevin Kelly, Chief Accounting Officer and Corporate Controller of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kevin Kelly
Kevin Kelly
Chief Accounting Officer and Corporate Controller

November 12, 2010